Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the TrimTabs ETF Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the TrimTabs ETF Trust for the period ended July 31, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the TrimTabs ETF Trust for the stated period.

/s/Jacob Pluchenik Jacob Pluchenik President (Principal Executive Officer) TrimTabs ETF Trust	/s/Vince (Qijun) Chen Vince (Qijun) Chen Treasurer (Principal Financial Officer) TrimTabs EFT Trust
Dated: 10/4/2023	Dated: 10/3/2023

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by TrimTabs ETF Trust for purposes of Section 18 of the Securities Exchange Act of 1934.